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                                                                    EXHIBIT 23.1



                         CONSENT OF ARTHUR ANDERSEN LLP



    As independent public accountants, we hereby consent to the incorporation by reference in the registration statement of our reports dated January 28, 1994, included in the Annual Report on Form 10-K of Robert Half International Inc. for the fiscal year ended December 31, 1993, and to all references to our Firm included in this registration statement.



                                          ARTHUR ANDERSEN LLP


November 1, 1994